GOODWILL AND ACQUISITIONS	12 Months Ended
Dec. 31, 2021
GOODWILL AND ACQUISITIONS [Abstract]
GOODWILL AND ACQUISITIONS
4.	GOODWILL AND ACQUISITIONS

The changes in the carrying amount of goodwill are as follows:

	As of December 31,
	2020	2021
	$	$

At the beginning of the financial year	30,952	216,278
Acquisition	200,573	327,026
Disposals	(15,247)	–
Foreign currency translation	–	(3,680)
At the end of the financial year	216,278	539,624

During the year ended December 31, 2021, the Company acquired five companies and its underlying subsidiaries for an aggregate consideration of $356,721. As a result, these companies were consolidated as subsidiaries of the Company from the date of acquisition. These acquisitions support the growth of the Company.

The allocation of the purchase price as of the date of acquisition is summarized as follows:

$
Cash and cash equivalent	53,757
Others	6,383
Total assets acquired	60,140

Income tax payable	(25,682)
Others	(4,763)
Total liabilities assumed	(30,445)
Net assets acquired	29,695

Fulfilled by:
Share consideration(1)	270,733
Cash consideration	85,988
Goodwill	327,026

(1)	Measured based on the fair value of the Company’s ordinary shares on the date of acquisition.

The goodwill, which is not tax deductible, is mainly attributable to synergies expected to be achieved from the acquisition. The goodwill is allocated within the Digital Entertainment, Digital Financial Services and Other services segments.

The revenue and results since the acquisition date included in the consolidated statement of comprehensive loss for the year ended December 31, 2021 were insignificant. The Company’s revenue and results for the period would not be materially different should the acquisition has otherwise occurred on January 1, 2021.

The related transaction costs of the acquisition were not material to the Company’s consolidated financial statements.